                                                                  EXHIBIT 10.60

                                 LOAN AGREEMENT

THIS LOAN AGREEMENT (the "Agreement") is entered into as of this __th day of September, 1996 by and between

     Maxtor Corporation, an U.S.A. subsidiary of Hyundai Electronics Industries Co., Ltd. of the Republic of Korea, organized and existing under the laws of the United States of America with its registered head office at 510 Cottonwood Drive, Milpitas, CA 95035, U.S.A. (the "Borrower"); and

     Banque Paribas, Seoul Branch of 21st Floor, Kyobo Building, 1, 1-k, Chongro, Chongro-ku, Seoul, Korea ("Paribas" which expression includes its successors in title).

WHEREBY IT IS AGREED:

Clause 1. Interpretation

1.1 Definitions: In addition to those terms defined above, as used herein the following terms shall have the meanings set forth below, which shall include both the singular and plural thereof:

     "Approved Institution": any bank or other financial institution notified to the Borrower by the Lender in writing to be a Participant Assignee under this Agreement;

     "Assignee": in relation to any Transferable Loan Certificate, the Approved Institution named therein as assignee of the Participation represented thereby;

     "Assignor": in relation to any Transferable Loan Certificate, the Lender named therein as holder of the Participation represented thereby;

     "Assignment Date": in relation to any assignment of a Participation, the date of countersignature of the Transferable Loan Certificate representing that Participation by Paribas pursuant to clause 17.2(C);

     "Business Day": a day (other than a Saturday) on which banks are open in Seoul and New York for the transaction of business of the nature required by this Agreement and also, in relation to a day on which a payment is required, in the place where such payment is to be made in accordance with this Agreement;

     "Drawing": the amount of the drawing made or to be made following the delivery of the Drawing Notice under clause 4.1;

     "Drawing Notice": a notice of drawing substantially in the form set out in
     Schedule 1, duly completed and signed by the Borrower;

     "Drawing Period": the period commencing on the date of this Agreement and ending on the close of business in Seoul on October 31, 1996;

     "Event of Default": any of the events mentioned in clause 12.1 or any event which with the giving of notice and/or the lapse of time and/or a determination being made under the relevant paragraph, would constitute any of the events mentioned in clause 12.1;

     "Facility": the transferable loan facility the terms and conditions of which are set out in this Agreement;

     "Guarantor": Hyundai Electronics Industries Co., Ltd., a juridical entity (chusik hoesa), organized and existing under the laws of the Republic of Korea with its registered office at 140-2 Kye-dong, Chongro-ku, Seoul, Korea;

     "Guarantee": the irrevocable and unconditional guarantee by the Guarantor of the payment of all obligations of the Borrower due to the Lender arising under or in connection with this Agreement, which guarantee shall be substantially in the form of Exhibit A hereto and in any event in form and substance satisfactory to the Lender;

     "Interest Payment Date": the last day of an Interest Period;

     "Interest Period": a period of six months but so that:

     (a)  the first Interest Period shall commence on the date of the Drawing;

     (b) each subsequent Interest Period shall commence on the last day of the previous one;

     (c) an interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day or, if that Business Day falls in the following month of the year, the preceding Business Day;

     (d)  if an Interest Period is extended or shortened by the application of
          (c) above, the following Interest Period shall (without prejudice to the application of (c) above) end on the day on which it would have ended if the preceding Interest Period had not been so extended or shortened; and

     (e)  the final Interest Period shall end on the Repayment Date;

     "Lender": Paribas and the Participant Assignees which are for the time being participating in the Facility or the Loan and, where the context so requires or admits, references to the Lender shall be construed as references to any one or more of Paribas and the Participant Assignees, save that references to the Lender in clauses 10.3(b), 12.1, 14.3, 14.11 and 19.5 shall be construed as references to Paribas (if the Drawing has not been made) and to those of Paribas and the Participant Assignee for the time being participating in excess of 50 per cent of the Loan (if the Drawing has been made);

     "Loan": the principal amount of the Drawing made and for the time being outstanding;

     "Margin": 0.5 per cent;

     "Participant Assignee": at any time, an Approved Institution registered in the Register at that time as the holder of a Participation and its successor in title;

     "Participation": all rights, title, benefit and interest in and to an amount equal to US$1,000,000 or an integral multiple thereof of the Loan;

     "Register": the register of Participant Assignees and Participations maintained by Paribas pursuant to clause 18.1;

     "Repayment Date": the date which is twelve (12) months after the date of the Drawing;

     "Security Interest": any mortgage, charge, pledge, lien, right of set off or any other security interest whatsoever, howsoever created or arising;

     "Transferable Loan Certificate": a certificate substantially in the form set out in Schedule 3 representing a Participation which, when delivered to Paribas in accordance with clause 17.2(a), evidences the assignment of that Participation;

     "US$ and dollars": the lawful currency of the United States of America and, in relation to all payments to be made under this Agreement, same day funds settled through the New York Clearing House Interbank Payment System or such other funds as may for the time being be customary for the settlement in New York City of international payments in dollars.

1.2 Construction: Except where the context otherwise requires, any reference in this agreement to:

     (a) an "agreement" includes a concession, contract, deed, franchise, license, private treaty or undertaking (in each case, whether oral or written);

     (b) the "assets" of the Borrower or the Guarantor shall be construed as a reference to the whole or any part of its undertaking, property, assets, revenues and rights;

     (c) a "guarantee" includes any other obligation (whatsoever called) of any person to pay, purchase, provide funds (whether by way of the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment of, indemnify against the consequences of default in the payment of, or otherwise be responsible for, any indebtedness of any other person;

     (d) "indebtedness" includes any obligation (whether present or future, actual or contingent, secured or unsecured, as principal or surety or otherwise) for the payment or repayment of money; and

     (e) a "law" includes common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure in any jurisdiction or any present or future directive, regulation, request or requirement (in each case, whether or not having the force of law but, if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom the directive, regulation, request or requirement is addressed).

1.3 Headings: Headings and the table of contents are for ease of reference only.

Clause 2.  The Facility

2. Paribas agrees, subject to the provisions of this Agreement, to advance to the Borrower a loan in the principal amount of US$10,000,000 for the financing of the Borrower's working capital requirements.

Clause 3.   Conditions Precedent

3. The Facility shall become available to the Borrower on the date two Business Days after Paribas has received the following documents dated not more than ten days before the date of the Drawing or such earlier date as Paribas may in its discretion accept and in each case in form and content satisfactory to Paribas:

      (a) a certificate signed by a representative director of the Borrower or a director of the Borrower authorized by the resolutions referred to in such certificate for the purpose of this Agreement, substantially in the form set out in Schedule 2-1, and the documents therein referred to;

      (b) a certificate signed by a representative director of the Guarantor or a director of the Guarantor authorized by the resolutions referred to in such certificate for the purposes of the Guarantee, substantially in the form set out in Schedule 2-2, and the documents therein referred to.

Clause 4.   Drawing

4.1   Conditions: If:

      (a) no Event of Default has occurred or would occur as a result of the making of the Drawing;

      (b) Paribas has received the Drawing Notice by the third Business Day before the proposed date of the Drawing;

      (c) there has been no material adverse change in the financial condition of each of the Borrower and the Guarantor since the date referred to in clause 8.1(h);

      (d) each of the warranties mentioned in clause 8.1 remains accurate at the proposed date of the Drawing as if given on that date by reference to the facts and circumstances then existing, then, subject to the provisions of this Agreement, the Borrower may on any Business Day during the Drawing Period, but not thereafter, make one single Drawing of US$10,000,000 under the Facility.

4.2 Drawing: Subject to the provisions of this Agreement, Paribas shall make available to the Borrower the Drawing on the proposed date of the Drawing.

4.3 Irrevocability: The Drawing Notice shall be irrevocable and, subject to clause 10, the Borrower shall borrow the stated amount on the stated date.

Clause 5. Interest

5.1   Rate:

      (a) The rate of interest payable on the loan of any part of it for each Interest Period shall be, subject to clause 5.1 (b), the rate per annum determined by Paribas at its discretion to be the aggregate of the Margin and the rate quoted as the average of the rates quoted on the "LIBO" page of the Reuter financial information service as the rate at which dollar deposits are offered to Paribas for the same period as that Interest Period in the London Inter-bank market at or about 11:00 a.m. (London time) on the second Business Day before the commencement of that Interest Period or, if there is no "LIBO" page at that time, the equivalent page (if any) of that service on which such offered rates are quoted.

      (b) If, in relation to any Interest Period, there is no page available within that service or that service is not for any reason available in London for the purpose of determining the rate of interest under clause 5.1(a), the rate of interest for that Interest Period shall be the rate per annum determined by Paribas at its discretion to be the aggregate of the Margin and the rate at which dollar deposits are offered for the same period as that Interest Period to Paribas by prime banks in the London Inter-bank market, at or about 11:00 a.m. (London time) on the second Business Day before the commencement of the Interest Period.

5.2 Payment: Interest under this Agreement shall be calculated on the basis of actual days elapsed (not counting within an Interest Period the last day of that Interest Period) and a year of 360 days and shall be paid by the Borrower to Paribas for the account of the Lender in arrear on each Interest Payment Date.

5.3 Certificate: Paribas shall notify the Borrower and the Lender of each rate of interest as soon as it is determined under this Agreement. The certificate of Paribas as to a rate of interest shall, in the absence of manifest error, be conclusive.

Clause 6. Repayment

6. Subject to the provisions of this Agreement, the Loan shall be repaid in full on the Repayment Date.

Clause 7. Prepayment

7.1 Prepayment: The Borrower may, without premium, prepay the Loan in whole or in part (being US$1,000,000 or an integral multiple thereof) on any Interest Payment Date provided that it has given Paribas not less than ten Business Days' notice and evidence satisfactory to Paribas that all authorizations necessary for the prepayment have been unconditionally obtained.

7.2 Irrevocability: A notice under clause 7.1 shall be irrevocable and the Loan shall become due and payable on that Interest Payment Date.

7.3 Limitation: The Borrower shall not be entitled to prepay the Loan or any part of it or cancel the Facility in whole or in part otherwise than as specifically provided in this Agreement.

Clause 8. Representations and Warranties

A.1 By the Borrower: the Borrower acknowledges that Paribas has entered into this Agreement in full reliance on representations by the Borrower in the following terms; and the Borrower now warrants to the Lender that:

      (a) Status: The Borrower is duly incorporated with limited liability under the laws of the United States of America;

      (b)   Powers:

            (i) the documents which contain or establish the Borrower's constitution include provisions which authorize, and all necessary corporate authority has been taken to authorize, and all authorizations of any governmental or other authority have been duly and unconditionally obtained and are in full force and effect which are required to authorize, the Borrower to own its assets, carry on its business as it is now being conducted, and sign and deliver, and perform the transactions contemplated in this Agreement and this Agreement constitutes valid and binding obligations of the Borrower enforceable in accordance with their terms; and

          (ii) the documents which contain or establish the Guarantor's constitution include provisions which authorize, and all necessary corporate authority has been taken to authorize, and all authorizations of any concerned authorities have been duly and unconditionally obtained and are in full force and effect which are required to authorize, the Guarantor to sign and deliver, and perform the obligations contemplated in the Guarantee and the Guarantee constitutes valid and binding obligations of the Guarantor enforceable in accordance with their terms;

     (c) No contravention: neither the signing and delivery of this Agreement nor the performance of any of the transactions contemplated in it will;

          (i) contravene or constitute a default under any provision contained in any agreement, law, permit or consent by which the Borrower and the Guarantor or any of their respective assets is bound or affected; or

          (ii) cause any limitation on the Borrower and the Guarantor or the powers of their respective directors, whether imposed by or contained in any document which contains or establishes their respective constitutions or in any law, agreement or otherwise, to be exceeded;

     (d) No authorizations: no registration, recording, filing or notarization of this Agreement and no payment of any duty or tax and no other action whatsoever is necessary or desirable to ensure the validity, enforceability or priority in the U.S.A. and the Republic of Korea of the liabilities and obligations of the Borrower and the Guarantor or the rights of the Lender and Paribas under this Agreement;

     (e) No default: no event has occurred which constitutes, or which with the giving of notice and/or the lapse of time and/or a relevant determination would constitute, a contravention of, or default under, any agreement or instrument by which the Borrower and the Guarantor or any of its assets is bound or affected, being a contravention or default which might either have a material adverse effect on the business, assets or condition of the Borrower and the Guarantor or materially and adversely affect its ability to observe or perform its obligations under this Agreement;

     (f) Litigation: no litigation, arbitration or administrative proceeding or claim which might by itself or together with any other such proceedings or claims either have a material adverse effect on its business, assets or condition or materially and adversely affect its ability to observe or perform its obligations under this Agreement, is at present in progress or pending or, to the best of the knowledge, information and belief of the Borrower, threatened against the Borrower and the Guarantor or any of their respective assets;

     (g) Tax liabilities: all necessary returns have been delivered by or on behalf of the Borrower and the Guarantor to the relevant taxation authorities and neither the Borrower nor the Guarantor is in default in the payment of any taxes of a material amount, and no material claim is being asserted with respect to taxes which is not disclosed in the financial statements referred to in clause 8.1(h);

     (h) Accounts: the audited financial statements (including the income statement and balance sheet) of the Borrower and the Guarantor for the year ended 31 December 1995 have been prepared on a basis consistently applied and give a true and fair view of the results of their respective operations for that year and the state of their respective affairs at that date, and in particular accurately disclose or reserve against all their respective liabilities (actual or contingent) of the Borrower and the Guarantor;

     (i) No immunity: the transactions on the part of the Borrower which are contemplated in this Agreement represent transactions of a purely commercial nature by the Borrower and neither the Borrower nor the Guarantor nor any of their respective assets is entitled under the laws of the U.S.A. and the Republic of Korea to any immunity (sovereign or otherwise) from legal process (of any nature before or after judgment) in respect of any such transactions;

     (j) Information: the information furnished by the Borrower and the Guarantor in connection with the Facility does not contain any untrue statement or omit to state any fact the omission of which makes the statements therein, in the light of the circumstances under which they were made, misleading, and all expressions of expectation, intention, belief and opinion contained therein were honestly made on reasonable grounds after due and careful enquiry by the Borrower and the Guarantor;

     (k) Disclosure: the Borrower and the Guarantor have fully disclosed in writing to Paribas all facts relating to the Borrower and the Guarantor which the Borrower and the Guarantor know or should reasonably know and which are material for disclosure to the Lender in the context of this Agreement; and

     (l) Guarantee: the Guarantee has been duly authorized and when executed, will constitute a legal, valid and binding agreement, enforceable against the Guarantor in accordance with its terms.

8.2 Survival: The representations and warranties set out in clause 8.1 shall survive the signing and delivery of this Agreement and the making of the Drawing.


Clause 9. Undertakings

9. The Borrower undertakes with the Lender that, from the date of this Agreement until all its liabilities under this Agreement have been discharged:

     (a) Banking and negative pledge: the liabilities of the Borrower and the Guarantor under this Agreement will rank at least equally and rateably (pari passu) in point of priority and security with all its other liabilities (both actual and contingent) except;

          (i) liabilities which are subject to liens or rights of set off arising in the normal course of trading and the aggregate amount of which is not material;

          (ii) liabilities which are preferred solely by the laws of the U.S.A. and the Republic of Korea and not by reason of any Security interest;

          (iii) liabilities which are secured by Security Interests subsisting as at the date of this Agreement;

          (iv) liabilities which are secured by Security Interests on assets acquired after the date of this Agreement, which Security Interests were in existence prior to such acquisition or are created at the time of acquisition only to secure the purchase price of such assets;

          (v) liabilities which are subject to Security Interests arising out of pledges or deposits under workmen's compensation laws, unemployment insurance, old age pensions or other social security or retirement benefits or similar legislation; and

          (vi) liabilities which are secured by Security Interests in any construction contract awarded to the Borrower or in the proceeds thereof or in any subsequent guarantee in favour of the Borrower in connection with such a construction contract provided that in each case such Security Interest is (aa) in favor of any financial institution providing performance bonds, advance payment guarantees or financing for the account and for the benefit of the Borrower in respect of such construction contract and (bb) limited to the face or principal amount of such bonds, guarantees or financing plus accrued interest and related fees and expenses, and the Borrower will not create or permit to exist over all or any part of its business or assets any Security interest (other than any permitted under clause 2.(a)(i), (iii), (iv), (v) and (vi) unless the benefit of the Security Interest is, upon its creation or arising, extended equally and rateably, to the satisfaction of the Lender, to the liabilities of the Borrower under this Agreement and so that, in default of such extension, the person entitled to the Security Interest shall (if he had notice of this undertaking) hold the Security Interest (and any proceeds arising from its enforcement) pro tanto upon trust for the Lender;

     (b) Information: it will deliver to Paribas in sufficient numbers for the Lender;

          (i) as soon as they become available but in any event, within five months after the end of each of its financial periods (which shall not be longer than 15 months), copies of its financial statements for that period which shall contain an income statement and a balance sheet, accurately disclose all its liabilities (actual or contingent), be prepared on a basis consistently applied, be audited and certified without qualification (other than qualifications in respect of which Paribas has received explanation satisfactory to it, and is satisfied that the same are not material) by a firm of independent accountants of recognized international standing and give a true and fair view, in accordance with accounting principles for the time being generally accepted in the U.S.A. and the Republic of Korea, of the results of the operations and the state of affairs of the Borrower and the Guarantor;

          (ii) promptly, such additional financial or other information as Paribas may from time to time reasonably request;

     (c) Conduct of business: the Borrower will conduct its business in a proper and efficient manner;

     (d) Authorizations: the Borrower or the Guarantor will maintain in full force and effect all relevant authorizations (governmental and otherwise) and will promptly obtain any further authorizations which may become necessary to enable it to perform any of the transactions contemplated by this Agreement; and

     (e) Default: if the Borrower becomes aware of the occurrence of an Event of Default, it will forthwith notify Paribas and provide Paribas with full details of any steps which it is taking, or is considering taking, in order to remedy or mitigate the effect of the Event of Default or otherwise in connection with it.

Clause 10.  Changes in Circumstances

10.1 Illegality: Where the introduction, imposition or variation of any law or any change in the interpretation or application of any law makes it unlawful or impractical without breaching such law for Paribas to make available to the Borrower, or to fund, the Drawing or for the Lender to allow all or any part of the Loan to remain outstanding or to fund all or any part of the Loan or to charge or receive interest at the rate applicable, upon notice to Paribas to that effect:

     (a) (if the Drawing has not been made) Paribas' obligation to make available to the Borrower the Drawing shall terminate and the facility shall be cancelled; or

     (b) (if the Drawing has been made) the Borrower shall, upon being so notified, prepay to Paribas for the account of the Lender the loan or the relevant part thereof in accordance with clause 10.5 on such date as the Lender shall certify to be necessary to comply with the relevant law and the Facility shall be cancelled to the extent of that prepayment.

10.2 Increased costs: Where the Lender determines that, as a result of the introduction or variation of any law or any change in the interpretation or application of any law, or compliance with any request (whether or not having the force of law) from any central bank or other fiscal, monetary or other authority or agency, the cost to the Lender of making or maintaining or funding all or any part of the Loan is increased or the amount of any sum received or receivable by it in respect of all or any part of the Loan or the effective return to it under this Agreement is reduced or it is obliged to make any payment (except in respect of tax on its overall net income) or foregoes any interest or other return on, or calculated by reference to, the amount of any sum received or receivable by it from the Borrower under this Agreement, then:

      (a) the Lender shall notify the Borrower through Paribas of such event promptly upon its becoming aware of such event;

      (b) the Borrower shall on demand pay to Paribas for the account of the Lender such amounts as the Lender from time to time and at any time notifies Paribas to be necessary to compensate it for such increased cost, reduction, payment of foregone interest or return; and

      (c) at any time thereafter, so long as the circumstances giving rise to the obligation to make the compensating payment continue;

            (i) (if the Drawing has not been made) at the Borrower's irrevocable election (by notice to Paribas), Paribas' obligation to make available to the Borrower the Drawing shall terminate and the Facility shall be cancelled; or

            (ii) (if the Drawing has been made) the Borrower may, upon giving Paribas not less than 30 days' notice which shall be irrevocable, prepay to Paribas for the account of the Lender the Loan or the relevant part thereof subject to and in accordance with clauses 10.4 and 10.5.

10.3  Market disruption: If, in relation to any Interest Period:

      (a) Paribas determines that, by reason of circumstances affecting the London Inter-bank market generally, reasonable and adequate means do not or will not exist for ascertaining under clause 5.1 a rate of interest applicable to the Loan or any part of it; or

      (b) Paribas is notified by the Lender that deposits in dollars are not in the ordinary course of business available in the London Inter-bank market for a period equal to the forthcoming Interest Period in amounts sufficient to fund all or any part of the Loan,

Paribas shall forthwith notify the Borrower, and:

      (i) (if the Drawing has not been made), the Drawing shall not be made while such circumstances continue to exist and, at the Borrower's irrevocable election (by notice to Paribas), the Facility may be cancelled;

      (ii) (if the Drawing has been made) unless within 30 days after the giving of the notice, the Borrower and Paribas (in consultation with the Lender) arrive, by negotiation in good faith, at an alternative basis acceptable to the Borrower and the Lender for continuing the Loan (and any alternative basis agreed in writing shall be retroactive to and effective from the commencement of the relevant Interest Period), the Borrower shall prepay to Paribas for the account of the Lender the Loan within ten Business Days after the end of the 30-day period in accordance with clause 10.5, save that the accrued interest shall be payable to the Lender at a rate equal to the Margin plus the aggregate of the amount determined by the Lender, and notified through Paribas to the Borrower, as being the cost to the Lender of continuing the Loan or the relevant part thereof during the two periods referred to in this clause 10.3 (ii); and

      (iii) while any agreed alternative basis is in forum, Paribas in consultation with the Lender shall periodically (but at least monthly) determine whether circumstances are such that the basic is no longer necessary; and if Paribas so determines, it shall forthwith notify the Borrower and the Lender and that basis shall cease to be effective on a date specified by Paribas after consultation with the Lender.

10.4 Prepayment: Where the Borrower has given notice under clause 10.2 to prepay all or any part of the Loan;

      (a) the Borrower shall provide Paribas with satisfactory evidence that all authorizations necessary to the prepayment have been unconditionally obtained;

      (b) the amount of the prepayment shall become due and payable on expiry of the period specified in the notice to Paribas; and

      (c)   the Facility shall be cancelled to the extent of that prepayment.

10.5 Amount: On prepaying all or any part of the Loan under any provisions of this clause 10, the Borrower shall pay to Paribas for the account of the Lender accrued interest thereon together with all other amounts due to the Lender (including any sum payable under the indemnity contained in clause
      13).

10.6 Certificates: Any determination or notification by Paribas or the Lender concerning any matter referred to in any provision of this clause 10 shall, in the absence of manifest error, be conclusive evidence as to that matter and shall be binding on the Borrower, the Lender and Paribas.

Clause 11. Payments
-------------------

11.1  By the Borrower: All payments to be made by the Borrower:

      (a) for the account of the Lender shall be made in dollars not later than 11:00 a.m. (New York time) on the relevant day to Banque Paribas, New York, CHIPS UID 127191 ABA 986 for the account of Banque Paribas, Seoul Branch or such other account as Paribas may have notified to the Borrower for the account of Paribas who shall, before the close of business in New York on the date of receipt, remit to the Lender in dollars the payment so made by remitting it in accordance with the instructions which the Lender may have previously notified to Paribas; and

      (b) to Paribas shall be made in such currency and to such account as it may specify by notice to the Borrower.

11.2 By Paribas: The amount to be advanced by Paribas to the Borrower under this Agreement shall be remitted in dollars not later than 11:00 a.m. (New York time) on the relevant day to the account and bank in New York City which are specified in the Drawing Notice.

11.3 Withholdings: All payments by the Borrower under this Agreement, whether in respect of principal, interest, fees or any other item, shall be made in full without any deduction or withholding (whether in respect of set off, counterclaim, duties, taxes, charges or otherwise whatsoever) unless the deduction or withholding is required by law, in which event the Borrower shall:

     (a) ensure that the deduction or withholding does not exceed the minimum amount legally required;

     (b) forthwith pay to Paribas for the account of the relevant payee such additional amount so that the net amount received by that payee will equal the full amount which would have been received by it had no such deduction or withholding been made;

     (c) pay to the relevant taxation or other authorities within the period for payment permitted by applicable law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing, the full amount of any deduction of withholding from any additional amount paid pursuant to this clause 11.3); and

     (d) furnish to Paribas on behalf of the relevant payee, within the period for payment permitted by the relevant law, either:

          (i) an official receipt of the relevant taxation authorities involved in respect of all amounts so deducted or withheld; or

          (ii) if such receipts are not issued by the taxation authorities concerned on payment to them of amounts so deducted or withheld, a certificate of deduction or equivalent evidence of the relevant deduction or withholding.

11.4 Judgment currency: If, under any applicable law, whether as a result of a judgment against the Borrower or the liquidation of the Borrower or for any other reason, any payment under or in connection with this Agreement is made or is recovered in a currency (the "other currency") other than that in which it is required to be paid hereunder (the "original currency") then, to the extent that the payment to any payee (when converted at the rate of exchange on the date of payment or, in the case of a liquidation, the latest date for the determination of liabilities permitted by the applicable law) falls short of the amount unpaid under this Agreement, the Borrower shall as a separate and independent obligation, fully indemnify that payee against the amount of the shortfall, and for the purposes of this clause 11.4 "rate of exchange" means the rate at which the relevant payee is able on the relevant date to purchase the original currency in London with the other currency.

11.5  Default interest:

      (a) If the Borrower fails to pay any amount in accordance with this Agreement, the Borrower shall pay interest in dollars on that amount from the time of default up to the time of actual payment (as well after as before judgment) at the rate per annum which is the Margin plus two per cent (2%) above the rate, (as determined by Paribas), for a deposit of an amount comparable to the defaulted amount, offered to Paribas in the London Inter-bank market, for such period as Paribas may from time to time select, at about 11:00 a.m. (London time) on the Business Day succeeding that on which Paribas becomes aware of the default for value two Business Days later.

      (b) If an amount unpaid in accordance with this Agreement is of principal due on a day during, but not the last day of, an Interest Period relating thereto, the period selected by Paribas under clause 11.5(a) shall equal the unexpired portion of the Interest Period and there shall be substituted for the rate specified in clause 11.5(a) the rate of two per cent (2%) above the rate calculated in accordance with clause 5.1 (including the Margin) and applicable to the unpaid amount immediately before it fell due.

      (c) Interest under this clause 11.5 shall accrue daily on the bank basis of a year of 360 days from and including the first day to but excluding the last day of each period for which a rate of interest is determined as aforesaid and shall be due and payable by the Borrower at the end of each such period. So long as the default continues the rate referred to in clause 11.5(a) shall be calculated on a similar basis at the end of each period selected by Paribas and notified to the Lender and interest payable under this clause 11.5 which is unpaid at the end of each such period shall thereafter itself bear interest at the rates provided in this clause 11.5.

11.6 Date: If any payment would otherwise be due on a day which is not a Business Day, it shall be due on the next succeeding Business Day or, if that Business Day falls in the following month of the year, the preceding Business Day.

Clause 12. Default

12.1  Events: if:

      (a) Non-payment: the Borrower fails to pay any amount due under this Agreement on the due date or on demand, if so payable;

      (b) Breach of obligations: the Borrower or the Guarantor fails to observe or perform any of its obligations under this Agreement, the Guarantee or under any undertaking or arrangement entered into in connection herewith, other than an obligation of the type referred to in clause 12.1(a) and, in the case of failure capable of being remedied, the Lender does not determine, within 21 days after the Borrower became aware of the failure, that it has been remedied to the Lender's satisfaction;

      (c) Misrepresentations: any representation, warranty or statement which is made (or acknowledged to have been made) by the Borrower in this Agreement or which is contained in the Guarantee, any certificate, statement, legal opinion or notice provided under or in connection with this Agreement proves to be incorrect in any material respect, or if repeated at any time with reference to the facts and circumstances subsisting at such time would not be accurate in all material respects;

      (d) Invalidity: any provision of this Agreement or the Guarantee is or becomes, for any reason, invalid or unenforceable;

      (e) Disposal of assets: without the prior written consent of the Lender, the Borrower or the Guarantor transfers or disposes of, or threatens to transfer or dispose of, a substantial part (as determined in good faith by the Lender) of its respective business or assets;

      (f) Cessation of business: the Borrower or the Guarantor changes or threatens to change the nature or scope of its business, suspend or threatens to suspend a substantial part of the present business operations which it now conducts directly or indirectly, or any governmental authority expropriates or threatens to expropriate all or part of its respective assets and the result of any of the foregoing is, in the determination of the Lender, materially and adversely to affect its respective financial condition or its respective ability to observe or perform its respective obligations under this Agreement;

     (g) The Guarantee for any reason has been revoked, modified or becomes unacceptable to the Lender or the Guarantor has breached any one of the terms thereof or any event of default has occurred under and as defined in any other loan agreement between the Lender and the Guarantor;

     (h) Cross-default: any indebtedness of the Borrower or the Guarantor become due or capable of being declared due before its stated maturity, any guarantee of the Borrower or the Guarantor is not discharged at maturity or when called or the Borrower or the Guarantor goes into default under, or commits a breach of, any instrument or agreement relating to any such indebtedness or guarantee;

     (i) The Borrower or the Guarantor becomes insolvent or unable to pay its debts at maturity due to its respective financial inability or a petition is submitted by the Borrower, the Guarantor or any third party for bankruptcy, corporate reorganization proceedings, compulsory composition proceedings or liquidation or other similar procedures for relief or readjustment of any of the Borrower's or the Guarantor's indebtedness or the Borrower or the Guarantor fails to maintain substantially its respective management control, including without limitation any case in which its management control has been assumed by its creditor(s), or the Borrower or the Guarantor ceases to exist;

     (j) Composition, winding up: the Borrower or the Guarantor convenes a meeting of its creditors or proposes or makes any arrangement or composition with, or any assignment for the benefit of, its creditors or a petition is presented or a meeting is convened for the purpose of considering a resolution or other steps are taken for making an administration order against or for winding up of the Borrower or the Guarantor (other than for the purposes of and followed by a reconstruction previously approved in writing by the Lender, unless during or following such reconstruction the Borrower or the Guarantor becomes or is declared to be insolvent); or

     (k) Analogous proceedings: anything analogous to any of the events specified is paragraphs (i) or (j) occurs under the laws of any applicable jurisdiction, then, at once or at any time thereafter, Paribas upon the request of the Lender, shall, by notice to the Borrower, declare the Loan to be immediately due any payable whereupon:

            (i) it shall become so due and payable together with accrued interest thereon and any other amounts then payable under this Agreement; and

            (ii)  the Facility shall be cancelled.

12.2 Notice: If Paribas is notified under this Agreement of the occurrence of an Event of Default it shall inform the Lender.

Clause 13.  Indemnity

13. The Borrower shall fully indemnify each of the Lender and Paribas from and against any expense, less, damage or liability (as to the amount of which the certificate of Paribas shall be prima facie evidence) which it may incur as a consequence of the occurrence of any Event of Default, of any failure to borrow in accordance with the Drawing Notice or of any prepayment under this Agreement otherwise than an Interest Payment Date or otherwise in connection with this Agreement. Without prejudice to its generality, the foregoing indemnity shall extend to any interest, fees or other sums whatsoever paid or payable on account of any funds borrowed in order to carry any unpaid amount and to any loss (including loss of profit), premium, penalty or expense which may be incurred in liquidating or employing deposits from third parties acquired to make, maintain or fund the Loan (or any part of it) or any other amount due or to become due under this Agreement.

Clause 14.  Paribas

14.1 Appointment: The Lender irrevocably authorizes Paribas to take such action on its behalf and to exercise and carry out such powers, discretions, authorities and duties as are specifically delegated to it by this Agreement and such powers as Paribas reasonably considers are incidental thereto. Paribas shall have only those powers, discretions, authorities and duties which are expressly specified in this Agreement.

14.2 Relationship:

     (a) In connection with its powers, discretions, authorities and duties under this Agreement, Paribas shall act solely as the agent of the Lender, and Paribas shall not assume, and shall not be deemed to have assumed, any obligations to, or fiduciary relationship with, the Lender other than those for which specific provision is made by this Agreement or any obligations to, or fiduciary relationship with, the Borrower.

     (b) Paribas shall not be liable for any failure of the Borrower or any of the other parties for the time being to this Agreement duly and punctually to observe and perform any of its obligations under this Agreement.

     (c) Paribas shall not be liable for any action taken or omitted by it under or in connection with this Agreement in good faith.

     (d)  Paribas may act under this Agreement through its personnel and agents.

14.3 Lender's discretions: In the exercise of any power or discretion given to Paribas under this Agreement and as to any matter not expressly provided for in this Agreement or where a decision of the Lender is provided for, Paribas shall act or refrain from acting in accordance with the instructions of the Lender. In the absence of any such instructions, Paribas may act or refrain from acting as it shall see fit. Any such instructions of the Lender or any such decision of Paribas shall be binding on the Borrower and all the other parties for the time being to this Agreement and Paribas shall not be liable to any of them for the consequences of any such instructions or decision.

14.4 Credit approval: In favour of Paribas, the Lender acknowledges in connection with this Agreement:

     (a) that it has made such enquiries on its own behalf and taken such care as would have been the case had all or any part of the Loan been a loan made directly by the Lender to the Borrower without the intervention of Paribas and that it has not relied, and does not rely, upon any information or advice provided, or any appraisal of, or investigation into the financial condition, credit worthiness, affairs, status or nature of the Borrower effected, by Paribas; and

     (b) that, subject to clause 14.0, Paribas was not or will not be obliged either before or at any time after the signing of this Agreement to provide the Lender with any information or advice or to make any such investigation or appraisal.

14.5 Documentation: Paribas and its directors, officers, employees or agents shall not be liable:

     (a) for the execution, validity, enforceability or effectiveness of this Agreement or any document delivered pursuant thereto or connected therewith; or

     (b) for any statements, representations or warranties made or referred to in this Agreement or any information given in connection with this Agreement.

14.6 Reliance: Paribas shall not be liable:

     (a) for the consequences of relying on any communication or document believed by it to be genuine and correct and to have been communicated or signed by the person by whom it purports to be communicated or signed; or

     (b) for the consequences of relying on the advice of any professional advisers selected by it in connection with this Agreement.

14.7 Default:

     (a) Paribas shall not be obliged to take any steps to ascertain whether any Event of Default has occurred and until Paribas have received express notice to the contrary from the Borrower or the Lender, it shall be entitled to assume that no such event has occurred.

     (b) Paribas shall not be obliged to take any proceedings against the Borrower for the recovery of any sum due under this Agreement or otherwise in connection therewith unless it has been fully indemnified to its satisfaction by the Lender.

14.8 Information:

     (a) Paribas shall send a copy of all notices served by the Borrower under this Agreement and of all other documents delivered to it under this Agreement to the Lender.

      (b) Paribas shall not be obliged to transmit to the Lender any information in any way relating to the Borrower or any of the other parties for the time being to this Agreement which Paribas may have acquired otherwise than in connection with this Agreement.

14.9 Dealings with Borrower: Paribas and its associates and affiliates may, without liability to disclose or account, engage in any kind of financial, trust or commercial business with, or acquire or dispose of any kind of security of, the Borrower or any of its associates or affiliates and Paribas and its associates or affiliates shall not have any obligation to disclose or account for any dealings with the Borrower or any of its associates or affiliates prior to the date of this Agreement.

14.10 Indemnity: The Lender shall fully indemnify Paribas from and against all claims, proceedings, expenses, losses, damages and liabilities of every description which may be incurred by Paribas (otherwise than as a Lender) in good faith and which in any way relate to or arise out of this Agreement or any related documents or any action taken or omitted by Paribas (otherwise than as a Lender) in enforcing or preserving, or in attempting to enforce or preserve, any of the rights of the Lender under this Agreement or any related documents. Unless the Borrower notifies Paribas before the date a payment is due hereunder that it does not intend to make the payment, Paribas may assume that the Borrower has made that payment when so due and Paribas may make available to the Lender on that payment date an amount equal to the assumed payment. If the borrower has not made payment to Paribas, the Lender shall on demand repay to Paribas, for value on the date of payment to the Lender, the amount made available to the Lender.

14.11 Amendments: Paribas may (except where any other authority is required for the same by the express provisions of this Agreement) grant waivers or consents or vary the terms of this Agreement if authorized by the Lender. Any such waiver, consent or variation so authorized and effected by Paribas shall be binding on all the parties for the time being to this Agreement (other than the Borrower) and Paribas shall be under no liability whatsoever in respect of any such waiver, consent or variation. This clause 14.11 shall not authorize:

      (a) any change in the rate at which interest is payable under this agreement;

      (b) any extension of the date for, or alteration in the amount or currency of, any payment of principal, interest, fee or any other amount payable under this Agreement;

      (c)  any increase in the principal amount of the Facility;

      (d)  any extension of the Drawing Period;

      (e) any variation of (i) the definition of the Lender or (ii) this clause 14.11,

      except with the prior consent of all the parties for the time being to this Agreement (other than the Borrower).

14.12 Alternative basis: If Paribas serves a notice in accordance with clause
      10.3 the Lender shall, within three Business Days after receipt of the notice (or such longer period as Paribas may agree), notify Paribas of the alternative basis which would be acceptable to the Lender for continuing the Facility or the Loan and Paribas shall take into account (but shall not be bound by) that notification for all purposes when negotiating in accordance with clause 10.3. If the Lender fails to notify Paribas of such alternative basis Paribas shall be entitled to agree, or to notify the Borrower of, such alternative basis on behalf of the Lender as it considers reasonable.

Clause 15. Expenses

15.1 Expenses: The Borrower shall on demand pay, in each case on the basis of a full indemnity;

      (a) to Paribas all expenses (including legal, printing, publicity and out-of-pocket expenses) incurred in connection with the negotiation, preparation or completion of this Agreement and any related documents (other than Transferable Loan Certificates) and the maintenance of the Register; and

      (b) to Paribas (for its own account of (as the case may require) for the account of the Lender) all expenses (including legal and out-of-pocket expenses) incurred in connection with any variation, consent, or approval relating to this Agreement or any related documents (other than Transferable Loan Certificates) or in connection with the preservation or enforcement or the attempted preservation or enforcement of any of their rights under this Agreement or any related documents (other than Transferable Loan Certificates).

15.2 Stamp duty: The Borrower shall pay any stamp, documentary and other similar duties and taxes to which this Agreement or any related documents (other than Transferable Loan Certificates) may be subject or give rise and shall fully indemnify the Lender and Paribas from and against any losses or liabilities which they may incur as a result of any delay or omission by the Borrower to pay any such duties or taxes.

Clause 16. Set Off

16. Following an Event of Default, the Lender may without notice to the Borrower combine, consolidate or merge all and any of the Borrower's accounts with, and liabilities to, the Lender and may set off or transfer any sum standing to the credit of any such accounts in or towards satisfaction of any of the Borrower's liabilities to the Lender under this Agreement, and may do so notwithstanding that the balances on such accounts and the liabilities may not be expressed in the same currency and the Lender is hereby authorized to effect any necessary conversions at the Lender's own rate of exchange then prevailing.

Clause 17. Assignment and Transferable Loan Certificates

17.1 Borrower's acknowledgment: The Borrower hereby acknowledges that Paribas may assign all or any part of its rights at the discretion of Paribas in relation to the Loan under this Agreement. The Borrower irrevocably consents to the assignment of Participations under the provisions of this clause 17.

17.2  Assignment:

      (a) Subject to clause 17.2 (b), the Lender may at any time assign a Participation in whole (and not in part only) by delivery to Paribas of a Transferable Loan Certificate representing that Participation. Each Transferable Loan Certificate shall:

            (i)   be expressed to represent a Participation; and

            (ii) name the party proposing to assign that Participation as holder of that Participation.

            Each Transferable Loan Certificate delivered to Paribas shall only be valid if it is in writing signed by each of the Assignor and the Assignee and is contained in one document or two counterparts.

      (b) A person who is not on Approved Institution may not be a Participant Assignee.

      (c) Upon receipt by Paribas of a Transferable Loan Certificate complying with clause 17.2(a), Paribas shall be bound to countersign that Transferable Loan Certificate for itself and on behalf of the Borrower and the other parties for the time being in this Agreement.

      (d) The Borrower and all the other parties for the time being to this Agreement agree that, following the countersignature of a Transferable Loan Certificate by Paribas under clause 17.2(c) and with effect from the Assignment Date of that Transferable Loan
            Certificate:

            (i) the Assignor shall cease to be entitled to the Participation represented by that Transferable Loan Certificate and any rights, title, benefit and interest arising on or after that Assignment Date in respect of that Participation; and

            (ii) The Assignee shall become a party hereto entitled to that Participation and all rights, title, benefit and interest arising on or after that Assignment Date in respect of that Participation.

      (e) Each of the Borrower and the other parties for the time being to this Agreement irrevocably:

      (i) appoints and authorizes Paribas to act on its behalf in the countersignature of any Transferable Loan Certificate under clause 17.2(c), such countersignature being evidence of the acceptance of each of the Borrower and the other parties for the time being to this Agreement of the relevant Assignee as a party to this Agreement entitled to the relevant Participation and such rights, title, benefit and interest as are mentioned in clause 17.2(d) in substitution for the Assignor; and

      (ii)  agrees to be bound by such countersignature.

      Paribas shall be entitled to exercise the authority under this clause 17.2(e) without calling upon the Borrower or any such party to sign any Transferable Loan Certificate on its own account.

(f) Any revocation, or attempted or purported revocation, by the Borrower of the authority under clause 17.2(e) shall, for the purposes of clause 12.1(b), be deemed to be a default by the Borrower in the observance of this Agreement.

(g) Each Assignee shall, by its execution of a Transferable Loan Certificate, accept that none of the Lender, the Assignor and Paribas are in any way responsible for:

      (i) any statements, representations or warranties made or referred to in this Agreement or any information given in connection with this Agreement;

      (ii) the financial condition, creditworthiness, affairs, status or nature of the Borrower or the performance by the Borrower of any of its obligations under this Agreement or any related document; or

      (iii) the execution, validity, enforceability or effectiveness of this Agreement or any related document,

      and, save as otherwise expressly provided herein, that none of the Lender, the Assignor and Paribas shall, or shall be deemed to be, the agent or trustee of the Assignee in connection herewith. Each Assignee shall, by its execution, give the acknowledgment contained in clause 14.4.

      (h) Paribas shall be fully entitled to rely on any Transferable Loan Certificate delivered to it in accordance with clause 17.2(a) which is complete and regular on its face and purportedly signed on behalf of the Assignor and the Assignee and shall have no liability or responsibility to the Borrower or any of the other parties for the time being to this Agreement as a consequence of placing reliance on, countersigning and acting in accordance with that Transferable Loan Certificate.

      (i) Each of the Assignor and the Assignee shall bear its own costs and expenses incurred in connection with any assignment of a Participation effected hereunder and any stamp, documentary and other duties and taxes to which a Transferable Loan Certificate may be subject or give rise and none of the Lender, Paribas and the Borrower shall be responsible or liable for any such costs, expenses, duties or taxes or for any losses or liabilities resulting from any delay or omission by the Assignor or the Assignee to pay any such duties or taxes.

      (j) Notwithstanding anything herein to the contrary none of the Participant Assignees may exercise in its name its rights against the Borrower other than through Paribas and notwithstanding the execution of any Transferable Loan Certificate, the Borrower shall continue to deal solely with Paribas with respect to payments, notices and other matters relating to the administration of this Agreement.

Clause 18. Registration Provisions

18.1 Maintenance of Register: Paribas shall at all times during the continuation of this Agreement maintain a register in which Paribas shall record the names, participations and administrative details (including address, telex number and the relevant account for payments) from time to time of the Lender and Paribas shall make the Register available for inspection by the borrower or any of the other parties for the time being to this Agreement during normal banking hours upon receipt by Paribas of reasonable prior notice to that effect.

18.2 Entries conclusive: The entries on the Register shall, in the absence of manifest error, be conclusive in determining the identity of the Lender from time to time in respect of the Participations therein specified and may be relied upon by Paribas, the Borrower and all the other parties for the time being to this Agreement for all purposes in connection with this Agreement.

18.3 Procedure: Paribas shall, immediately following countersignature by it of a Transferable Loan Certificate under clause 17.2(c), enter the name of the Assignee on the Register as a person entitled to the Participation represented thereby in substitution for the Assignor with effect from the Assignment Date of that Transferable Loan Certificate.

18.4 Closure: Paribas shall be entitled to close the Register for registration of assignments of Participations for a period of three Business Days commencing on the second Business Day prior to each Interest Payment Date.

18.5 Miscellaneous:

     (a) Each Transferable Loan Certificate delivered to, and countersigned by, Paribas shall be held and kept by Paribas with the Register and shall be available for inspection with the Register in accordance with clause 18.1.

     (b) Paribas shall give notice to the Borrower of each registration of an assignment of a Participation within ten days after the relevant Assignment Date.

Clause 19. Further Provisions

19.1 Disclosure of information: The Lender may disclose to any person who derives or may derive rights under or by reference to this Agreement (including potential Participant Assignees or sub-participants) such information about the Borrower as shall have been made available to the Lender generally.

19.2 No assignment by Borrower: The Borrower may not assign any of its rights, or transfer any of its obligations, under this Agreement.

19.3 Office: Paribas may make the Drawing available from, and may receive the benefit of any payment due to it under this Agreement at, any of its lending offices. Paribas shall give the Borrower prior written notice of any change in its lending office for the purpose of this Agreement.

19.4  Evidence of indebtedness: In any proceeding relating to this Agreement.

      (a) a statement as to any amount due to the Lender under this Agreement which is certified as being correct by an officer of Paribas; and

      (b) a statement as to any amount due to the Lender under this Agreement which is certified as being correct by an officer of the Lender,

      shall, unless otherwise provided in this Agreement, be prima facie evidence that such amount is in fact due and payable.

19.5 Application of moneys: If any sum paid or recovered in respect of the liabilities of the Borrower under this Agreement is less than the amount then due, Paribas may apply that sum to principal, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as the Lender shall determine.

19.6 Rights cumulative, waivers: The respective rights of the Lender and Paribas under this Agreement are cumulative, may be exercised as often as they consider appropriate and are in addition to their respective rights under the general law. The respective rights of the Lender and Paribas in relation to this Facility and/or the Loan (whether arising under this Agreement or under the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on their part or on their behalf shall in any way preclude them from exercising any such right or constitute a suspension or any variation of any such right.

19.7 Notices: Any notice or communication under or in connection with this Agreement shall be in writing and shall be delivered personally, or by post, telex or cable to the addresses given in this Agreement or at such other address as the recipient may have notified to the other parties in writing. Proof of posting or dispatch of any notice or communication to the Borrower shall be deemed to be proof of receipt:

      (a)   in the case of a letter, on the third Business Day after posting;
            and

      (b) in the case of a telex or cable, on the Business Day immediately following the date of dispatch.

19.8 English language: All notices or communications under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

19.9 Invalidity of any provision: If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

19.10 Governing law: This Agreement is governed by, and shall be construed in accordance with, the laws of Republic of Korea.

19.11 Submission to jurisdiction:

      (a) For the benefit of each of the Lender and Paribas, all the parties for the time being to this Agreement agree that the courts of Republic of Korea are to have jurisdiction to settle any disputes which may arise in connection with the legal relationships established by this Agreement (including, without limitation, claims for set off or counterclaim) or otherwise arising in connection with this Agreement.

      (b) Without prejudice to clause 19.11(a), the Borrower irrevocably submits to the jurisdiction of the courts of any state or federal court sitting in the State of New York as Paribas may elect.

      (c) The Borrower irrevocably waives any objections on the ground of venue or forum non conveniens or any similar grounds.

      (d) The Borrower irrevocably consents to service of process by mail or in any other manner permitted by the relevant law.

                                   SCHEDULE 1

                                 DRAWING NOTICE

To:  Banque Paribas, Seoul Branch

                                                                          [Date]

Loan Agreement, dated *

We refer to the Facility constituted by a loan agreement dated *         1996
(the "Loan Agreement") between (1) ourselves and (2) yourselves. Terms defined in the Loan Agreement have the same meanings herein.

We hereby:

     (a)  give you notice that we wish to make the Drawing of US$10,000,000 on
          *         ;

     (b) request that the Drawing be remitted to [please specify name and address of bank in U.S.A. and account number]: and

     (c) confirm that each of the conditions contained in clause 4.1 of the Loan Agreement is satisfied as at the date hereof and we know of no reason why it should not be satisfied as at the date referred to in
          (a) above.



Maxtor Corporation



 By ____________________________

                                  SCHEDULE 2-1

                                  CERTIFICATE

                         (to be given by the Borrower)
                           referred to in clause 3(a)

[Letterhead of Borrower]


To:  Banque Paribas, Seoul Branch

I, [name], a representative director/authorized director of Maxtor Corporation of 510 Cottonwood Drive, Milpitas, CA 95035, U.S.A. (the "Company")

HEREBY CERTIFY that:

     (a) attached hereto, marked "A", are true and correct copies of all documents which contain or establish or relate to the constitution of the Company;

     (b) attached hereto, marked "R", is a true and correct copy of the Commercial Registry extracts regarding the Company, including all amendments thereto as of the date hereof, which Commercial Registry extracts as amended continue in full force and effect on the date hereof;

     (c) attached hereto, marked "C", is a true and correct copy of the minutes of the Board of Directors' meeting of the Company duly convened and held on * at which a quorum of Directors was present and acting throughout and adopting resolutions approving the Loan Agreement and authorizing its signature, delivery and performance; and such resolutions have not been amended, modified or revoked and are in full force and effect.

The following signatures are the true signatures of the persons who have been authorized to sign the Loan Agreement and to give notices and communications, including the Drawing Notice (as defined in the Loan Agreement), under or in connection with the Loan Agreement.

Name                    Position                      Signature
 *                       *
 *                       *
 *                       *

Signed:
       -------------------------------------------
       representative director/authorized director

Date:

                                  SCHEDULE 2-2

                                  Certificate

                         (to be given by the Guarantor)
                           referred to in clause 3(b)

[Letterhead of Guarantor]

To: Banque Paribas, Seoul Branch

I, [name], a representative director/authorized director of Hyundai Electronics Industries Co., Ltd. of 140-2, Kye-dong, Chongro-ku, Seoul, Republic of Korea (the "Company")

HEREBY CERTIFY that:

      (a) attached hereto, marked "A", are true and correct copies of all documents which contain or establish or relate to the constitution of the Company;

      (b) attached hereto, marked "B", is a true and correct copy of the Commercial Registry extracts regarding the Company, including all amendments thereto as of the date hereof, which Commercial Registry extracts as amended continue in full force and effect on the date hereof;

      (c) attached hereto, marked "C", is a true and correct copy of the minutes of the Board of Directors' meeting of the Company duly convened and held on * at which a quorum of Directors was present and acting throughout and adopting resolutions approving the execution, delivery and performance by the Company of the Guarantee (the "Guarantee") in favor of Banque Paribas, Seoul Branch (the "Lender") for the account of Maxtor Corporation (the "Obligor") with respect to the borrowing by the Obligor from the Lender of US$10,000,000 and authorizing the persons who have executed or will execute the Guarantee to do so; and such resolutions have not been amended, modified or revoked and are in full force and effect;

In witness whereof, the undersigned has hereunder set his signature and seal as of the ___th day of __________, 1996.


Signed:
       -------------------------------------------
       representative director/authorized director

Date:

                                   SCHEDULE 3

                     Form of Transferable Loan Certificate

                               MAXTOR CORPORATION
                    US$10,000,000 Transferable Loan Facility
                         TRANSFERABLE LOAN CERTIFICATE

      representing a loan participation in the form of all rights, title, benefit and interest in and to an amount equal to US$ [ * ] of the principal amount advanced to Maxtor Corporation, U.S.A. (the "Borrower"), pursuant to a US$10,000,000 loan agreement dated [ * ] (the "Loan Agreement") between (1) the Borrower and (2) Banque Paribas, Seoul Branch ("Paribas"), held by

                                     [Name]
                                (the "Assignor")

Terms defined in the Loan Agreement have the same meanings herein.

The Assignor's entitlement to the Participation represented by this Certificate arises under the Loan Agreement and the terms and conditions applicable to the assignment thereof effected pursuant to this certificate are set out overleaf.

By signing this certificate and delivery of this certificate to Paribas, the Assignor and the person named below as assignee (the "Assignee") request the Borrower and the other parties for the time being to the Loan Agreement to accept the Assignee as being entitled to the whole of the Participation represented by this certificate in substitution for the Assignor.

This certificate is not a document of title. The entries on the Register shall, in the absence of manifest error, be conclusive in determining the identity of the person for the time being entitled to the Participation represented by this certificate and may be relied upon by Paribas, the Borrower and the other parties for the time being to the Loan Agreement for all purposes in connection with the Loan Agreement.

This certificate and all rights arising pursuant hereto shall be governed by, and construed in accordance, with the laws of Republic of Korea.

ASSIGNOR                               ASSIGNEE
[name]                                 [name]
_____________________________          _____________________________
Authorized Signatory                   Authorized Signatory


Address of Assignee for purposes
  of Loan Agreement:                      __________________________

                                          __________________________

Attention:                                __________________________

Telephone No.:                            __________________________

Telex No.:                                __________________________

Assignee's account for payments:          __________________________

Countersigned by Paribas for itself and on behalf of the Borrower and the other parties for the time being to the Loan Agreement.



BANQUE PARIBAS, SEOUL BRANCH



_____________________________
Authorized Signatory

Note: (a)   The Assignor's name and the Assignee's name and its administrative information above should be typewritten.

      (b) This certificate is not a security and is of no value to any person other than the Assignor, the Assignee and Paribas.

                              TERMS AND CONDITIONS

1. Any reference in this certificate to "the Participation represented by this certificate" shall be construed as a reference to all rights, title,
benefit and interest in and to an amount equal to USS *                of the
Loan.

2.   Upon the Assignment Date of this certificate:

     (a) the Assignor shall cease to be entitled to the Participation represented by this Certificate and any rights, title, benefit and interest arising on or after such Assignment Date in respect of the Participation represented by this certificate; and

     (b) the Assignee shall be entitled to the Participation represented by this Certificate and all rights, title, benefit and interest arising on or after such Assignment Date in respect of the Participation represented by this certificate.

3. Paribas shall be entitled to close the Register for registration of assignments of Participations for a period of three Business Days commencing on the second Business Day prior to an Interest Payment Date.

4. Paribas, subject to receipt thereof from the Borrower, shall make payment of the principal amount and accrued interest thereon due in respect of the Participation represented by this certificate to the Assignee. Accordingly, the Assignor and the Assignee by their execution of this certificate acknowledge and confirm that they will make all such payments as may be necessary for the adjustment after the Assignment Date of accrued interest attributable to the Participation represented by this certificate prior to the Assignment Date of this certificate directly between themselves. Notwithstanding anything herein to the contrary none of the Participant Assignees may exercise in its name its rights against the Borrower other than through Paribas and, notwithstanding the execution of this certificate, the Borrower shall continue to deal solely with Paribas with respect to payments, notices and other matters relating to the administration of the Loan Agreement.

5. Interest on the loan is payable under the Loan Agreement and at the rate, and only in accordance with the terms, therein set out.

6. Execution and delivery to Paribas of this certificate shall constitute the Assignee's confirmation that it has received a copy of the Loan Agreement and such information as it has required in connection with its becoming a Participant Assignee and the Assignee's acceptance of the matters set out in clause 17.2(q) of the Loan Agreement. By execution of this certificate, the Assignee gives the acknowledgment contained in clause 14.4 of the Loan Agreement.

7. Any and all conditions and warranties as to any of the matters set out in clause 17.2(g) of the Loan Agreement, whether express or implied by law or otherwise, are hereby excluded.

8. Paribas shall be fully entitled to rely on this certificate as delivered to it if complete and regular on its face and purportedly signed on behalf of the Assignor and the Assignee and; shall have no liability or responsibility to the Borrower or any of the other parties for the time being to the Loan Agreement as a consequence of placing reliance on, countersigning and acting in accordance with this certificate.

9. The Assignee's bank account to which all payments shall be made by Paribas under the Loan Agreement in relation to the Participation represented by this certificate is that specified overleaf or such other account as may from time to time be notified to Paribas by the Assignee.

10.  Paribas' address for delivery of this certificate is:

          21st Floor, Kyobo Building
          1, 1-Ka, Chongro Chongro-ku
          Seoul, Korea

or such other address as may from time to time be notified by Paribas.

                                   EXECUTION

Signed by the authorized representative of the parties


The Borrower

MAXTOR CORPORATION

by: /s/ AUTHORIZED SIGNATURE
   ---------------------------------


Paribas

BANQUE PARIBAS, SEOUL BRANCH

by: /s/ AUTHORIZED SIGNATURE
   ---------------------------------

                                                                       Exhibit A

                                                                         (Date:)

To:   Banque Paribas, Seoul Branch
      21st Floor, Kyobo Building
      l, l-ka, Chongro, Chongro-ku
      Seoul, Korea

                               CORPORATE GUARANTY

1. We, the undersigned, Hyundai Electronics Industries Co., Ltd. (the "Guarantor"), hereby irrevocably and unconditionally guarantee by this corporate guaranty (the "Guaranty") to Banque Paribas, Seoul Branch (the "Lender") that Maxtor Corporation, U.S.A. (the "Borrower") will perform and comply with all terms and conditions of the agreement entered into between the Lender and the borrower dated as of September __, 1996 (the "Agreement"), in connection with a loan facility of US$10,000,000. (the "Loan"), made by the Lender to the Borrower, the promissory notes executed pursuant thereto. All terms used herein shall be as defined in the Agrement unless expressly defined otherwise herein.

2. We hereby also irrevocably and unconditionally guarantee, as primary obligor and not merely as surety to the Lender, jointly and severally with the Borrower, the performance by the Borrower of all of its respective obligations under the Agreement, the due and punctual payment of the Loan principal of but not exceeding the sum of Ten Million United States Dollars (US$10,000,000), the Promissory Notes evidencing the Loan and interest accrued on the Loan as well as default, interest and all other amounts, including without limitation, enforcement costs, payable by the Borrower to the Lender under the Agreement and the Promissory Notes when and as the same shall become due and payable, whether at maturity, upon acceleration or otherwise, according to the terms of the Agreement, irrespective of the validity, legality or enforceability of the Agreement, or any other circumstances which might otherwise constitute a legal or equitable discharge or defense for us. In addition, we hereby agree to indemnify upon demand, and hold harmless the Lender from any and all losses or damages, including attorney fees and other expenses incurred by the Lender, arising out of any claims brought against the Lender by the suppliers of the Borrower or any other creditors of the Borrower for losses or damages they suffered as a result of their reliance on the creditworthiness of the Borrower inferred from the fact that the Lender, a worldwide reputable bank, has provided the Loan or other credit facility to the Borrower, the repayment of which is guaranteed hereunder.

3. We hereby agree to pay to the Lender the principal of and interest accrued on the Loan and any additional payment which may be owing pursuant to the preceding paragraph at any time against the Lender's invoice therefor accompanied by the Lender's certificate stating that the Borrower has failed to fulfill any one of its obligations under the Agreement or the Promissory Notes which invoice shall be final and conclusive as to the amount owned absent manifest error. We hereby covenant that the Lender's invoice issued under and in compliance with the terms of this Guaranty will be honored without objection upon due presentation and in payment thereof we will immediately deliver to the Lender at such bank and at such place as instructed by the Lender the amount stated in such invoice without deduction of any kind, in Dollars. In the event we are required to make any deduction, we shall pay the Lender such additional amount so that the sum received by the Lender after deduction shall equal the amount of the invoice.

4. We acknowledge that this Guaranty is express in Dollars and payable in Dollars and covenant and warrant that all payments made by us pursuant hereto shall be made in same day Dollar funds (or such other Dollar funds as are then used for the settlement of international loan transactions).

5. We acknowledge and consent that our obligation to make payment in Dollars of any amounts which may become due hereunder to the Lender shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted by the Lender to any currency other than the full amount of Dollars expressed to be payable in respect of amounts due. Our obligation to make payment in Dollars as aforesaid shall be enforceable as an alternative or additional cause of action for the purpose of recovery in Dollars expressed to be payable in respect to amounts due hereunder and shall not be affected by judgment being obtained for any other sums due and/or in any other currency from the Borrower or under this Guaranty.

6. We hereby also agree to pay to the Lender promptly upon demand any and all expenses included without limitation attorneys' fees incurred by the Lender in implementation and enforcement of this Guaranty.

7. We hereby acknowledge receipt of a photostatic copy(ies) of the Agreement and hereby waive diligence, presentment, demand, protest or notice of any kind whatsoever (including notice of the occurrence of a default, extension of time of payment, amendment of the Agreement and the like) as well as any requirement that the Lender exhaust any right or take any action against the Borrower or any other guaranty or security for the Borrower's obligations guaranteed hereunder.

8. No delay or omission to exercise any right or remedy accruing upon any breach or default of the Borrower under the Agreement, or any agreement executed pursuant to the terms of the Agreement or of us under this Guaranty shall impair any such right or remedy of the Lender nor shall it be construed to be a waiver of any such breach or default.

9.    We hereby represent and warrant and agree as follows:

      a. We are a duly organized corporation (chusik hoesa), existing in good standing under the laws of the Republic of Korea.

      b. We have all necessary powers and authority to issue this Guaranty and to perform and observe the obligations contained herein and this Guaranty has been validly authorized by our Board of Directors (in full compliance with the requirements of Article 398 of the Korean Commercial Code and Article 124 of the Korean Civil Code, if applicable) and this Guaranty constitutes our legal, valid and binding obligations enforceable in accordance with its terms.

      c. Neither the giving of this Guaranty nor the observance of its terms including without limitation the making of payment hereunder in Dollars contravenes any law, degree, ordinance, or similar enactment binding on us (including Article 11 of the Securities and Exchange Commission's "Regulation on Financial Control of Publicly Traded Corporations"); nor does the giving of this Guaranty and the observance of its terms contravene any existing mortgage, contract or agreement binding on us.

     d. All approvals, consents, licenses and other authorizations from any legislative or executive body of government, ministry, agency, exchange control authority or other authority required by the Constitution or the laws of the Republic of Korea in order for us to incur the obligations contained in this Guaranty, to execute and deliver this Guaranty and to perform and observe the terms and provisions hereof and to make all payments hereunder in Dollars, have been duly obtained and are in full force and shall remain in full force and effect without amendment or restriction during the term hereof.

     e. There are no proceedings pending before any court or to our knowledge threatened against or affecting us, the Borrower or any of our subsidiaries and there are no proceedings pending before any governmental agency or administrative body or to our knowledge threatened against us, the Borrower or any of our subsidiaries which if adversely determined would materially and adversely affect our financial condition or our ability to pay under the terms and conditions of this Guaranty, and our obligations hereunder rank and shall rank throughout the life hereof at least pari passu with all other unsecured indebtedness.

     f. This Guaranty constitutes our legal, valid and binding obligations from the date hereof and will not be discharged except by complete performance of the respective obligations of the Borrower contained in the Agreement and the documents executed pursuant thereto and our obligations in this Guaranty.

     g. The Borrower is a corporation duly organized and validly existing under the laws of the United States of America with which we have common business interests.

     h. Our balance sheets as at December 31, 1995 and the related statements of income and retained earnings for the fiscal year then ended, copies of which have been provided to the Lender, fairly present our financial condition as at the date of such balance sheet and the results of our operations for the period ended on such date all in accordance with generally accepted accounting principles consistently applied and since the dates of each such balance sheet there has been no material adverse change in our financial condition or operations.

10. This Guaranty shall remain valid until full payment of all sums shall have been made and all the obligations of the Borrower under the Agreement, the Promissory Notes and all documents executed pursuant thereto and our obligations under this Guaranty shall have been fully performed to the Lender's satisfaction in accordance with the terms and conditions of the Agreement and any amendments thereto and this Guaranty and the Lender has given us written notice thereof.

11. We hereby agree that we shall not pursue or claim in priority to, or in competition with, the Lender any claims which we may have against the Borrower hereunder or under any other agreement unless and until the Lender has been fully paid, the same being hereby subordinated to the Lender's claims against the Borrower.

12. We hereby also consent that as security for our obligations hereunder and to the extent permitted by law, the Lender shall have rights of security upon, and of set-off against, any deposit or other account which we may have with the Lender or any branch, head office or other affiliate of the Lender and all our claims, money, shares, bonds, commercial instruments and other property, rights or interests which have or shall, for any purpose, come into the possession, custody or control of the Lender or any such branch, head office or affiliate.

13. The Lender may upon written notice to us and without our consent sell, assign or otherwise transfer this Guaranty, in whole or in part, to any person, firm, corporation or other entity which now holds or shall acquire prior to, or at the time of, such sale, assignment or transfer, any interest in the Borrower's obligations secured by this Guaranty.

14. We also agree that any other security or guaranty that we have given to the Lender regarding the present or other obligations of the Borrower shall not be affected by the issuance, performance, cancellation and/or termination of this Guaranty.

15. The Lender may change or release any other security or guaranty received or to be received by the Lender regarding the Borrower's obligations guaranteed hereunder and such shall have no effect whatsoever on this Guaranty.

16. This Guaranty shall be deemed to be made under and shall be governed by the laws of the Republic of Korea in all respects, including matters of construction, validity and performance.

17. We hereby agree that any legal action or proceeding with respect to this Guaranty, and any action or proceeding to execute or otherwise enforce any judgment obtained against us for breach hereof, may be instituted in the courts having jurisdiction over the Lender's office in Seoul or in any other court in the State of New York or elsewhere, as the Lender may elect, and by execution and delivery of this Guaranty we generally and unconditionally submit to each such jurisdiction.

18. If any of the provisions of this Guaranty shall contravene or be held invalid under the laws of the Republic of Korea, this Guaranty shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

19. We hereby agree to execute any and all further negotiable instruments or other documents as the Lender from time to time requests to evidence our obligations hereunder.

20. Throughout the life of this Guaranty, we shall provide the Lender with copies of our unaudited financial statements for the first six months of each fiscal year and our audited financial statements for each fiscal year as soon as they are available but in any event no more than 120 days after the close of each fiscal period covered by an unaudited statement and not more than 150 days after the close of each fiscal period covered by an audited financial statement and such other information regarding our financial status as the Lender may reasonably request. Each financial statement provided hereunder shall include at the minimum a balance sheet and profit and loss statement and be accompanied by a certificate of a duly authorized officer of the provider thereof stating that as of the date of such financial statement the Guarantor is in full compliance with all terms and conditions hereof.

21. Any communication, demand or notice to be given to us hereunder shall be deemed to be duly given when delivered in writing or by mail or when sent by telex as follows:

      To Guarantor:     Hyundai Electronics Industries Co., Ltd.
                        110-2, Kye-dong, Chongro-ku,
                        Seoul, Korea

                        TELEX: K29793/4
                        ANSWERBACK: HDETN

32. This Guaranty may be cancelled, partially or wholly, only upon the Lender's written instruction.


                                    Sincerely yours,


                                    Hyundai Electronics Industries Co., Ltd.




                                    By: /s/ AUTHORIZED SIGNATURE
                                        -------------------------------------
                                        Name:
                                        Title:

                    IRREVOCABLE POWER OF ATTORNEY AGREEMENT
                          TO COMPLETE PROMISSORY NOTE

                                                              September __, 1996

To: Banque Paribas, Seoul Branch

Reference is made to a loan agreement (the "Loan Agreement") dated September __, 1996, entered into by and between the Borrower and you, as Paribas, whereby you have, subject to the terms and conditions of the Loan Agreement, agreed to provide to the Borrower the transferable Loan Facility of US$10,000,000 for the financing of the Borrower's working capital requirements.

Except as otherwise specifically stated herein, all defined terms used in this Power of Attorney shall have the same meanings as defined in the Loan Agreement.

We, the undersigned, being the Guarantor, deliver to you a Promissory Note pursuant to the terms of the Loan Agreement, payable to you and duly executed by the Guarantor, which is complete in all respects except that the maturity date and the amount has been left blank.

We acknowledge that the Promissory Note will be delivered to you in connection with the Loan Agreement and that, in addition to and not limited by the authorizations contained herein, you have the right to treat the Promissory
Note in all respects, including but not limited to consolidation and demand for payment, in the manner contemplated by the Loan Agreement.

You or any of your agents or employees with full rights of substitution are hereby irrevocably and specifically authorized and empowered, in your sole discretion and upon the occurrence of any Event of Default provided for in clause 12 of the Loan Agreement, to complete the Promissory Note by inserting therein the maturity date and the proper amount in Won currency (including accrued interest, default interest and other costs) calculated by application of the U.S. Dollar T/T Selling rate as applied by you with respect to general transactions with your customers in connection with the conversion between Won and Dollars on the date you complete the Promissory Note.

We acknowledge and agree that all actions taken by you pursuant to this Power of Attorney including but not limited to the determination of the maturity date and the amount in won currency to be inserted in the Promissory Note, shall be binding, final and conclusive on us absent manifest error.

We further acknowledge and agree that this authorization is irrevocable and may not be limited in any manner whatsoever except to the extent specifically stated herein. This authorization shall expire on the date that you, in you sole discretion, determine that all sums owing or which shall become owing under the Loan Agreement, as the case may be, have been fully paid.

GUARANTOR: Hyundai Electronics Industries Co., Ltd.




           By: /s/ AUTHORIZED SIGNATURE
             -----------------------------------------
           Name:
           Title: Representative Director


Agreed and Accepted: Banque Paribas, Seoul Branch


           By: /s/ AUTHORIZED SIGNATURE
             -----------------------------------------
           Name:
           Title:



                                      -51-